                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 1999





                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                          Home Equity Loan Trust 1999-F
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  333-85119-01           41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file number)        identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On October 24, 1999, the Registrant sold approximately $640,124,580 of Certificates for Home Equity Loans, Series 1999-F (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-F (the "Trust"). The Trust property consists primarily of a pool which is comprised of closed-end home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of September 1, 1999.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



              Exhibit No.     Description
              -----------     -----------

                  99 On October 4, 1999, the Registrant sold approximately $640,124,580 of Certificates for Home Equity Loans, Series 1999-F (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-F (the "Trust"). The Trust property consists primarily of a pool consisting of a pool of closed-end home equity loans (the "Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of September 1, 1999. Filed herewith as Exhibit 99 are tables providing information with respect to the Subsequent Loans and the Loans in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus Supplement dated September 24, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO FINANCE SECURITIZATIONS CORP.



                                        By:  /s/ Phyllis A. Knight
                                           -------------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer